UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): May 30, 2019

HCI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 West Cypress Street, Suite 100

Tampa, Florida 33607

(Address of Principal Executive Offices)

(813) 405-3600

(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HCI	NYSE

Item 5.07 Submission of Matters to a Vote of Security Holders

We held our Annual Meeting of Shareholders on May 30, 2019. Four matters were voted upon at the meeting: (1) the election of three Class B directors; (2) the ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the year ending December 31, 2019; (3) approval, on an advisory basis, of the compensation of our named executive officers; and (4) approval, on an advisory basis, of the frequency of holding an advisory vote on executive compensation.

George Apostolou, Paresh Patel and Gregory Politis were elected to the board of directors at the meeting. The number of votes cast for and the number of votes withheld as to each director nominee appear below.

Director Nominee	For	Withheld
George Apostolou	6,316,027	216,006
Paresh Patel	6,426,291	105,742
Gregory Politis	6,299,118	232,915

The number of votes cast for, against and abstaining in the second matter voted upon appear below.

	For	Against	Abstain
Ratification of the appointment of Dixon Hughes Goodman LLP as the company’s independent registered public accounting firm for the year ending December 31, 2019.	7,930,915	7,074	5,341

The number of votes cast for, against and abstaining and the number of broker non-votes in the third matter voted upon appear below.

	For	Against	Abstain	Broker Non-Votes
Approval, on an advisory basis, of compensation paid to named executive officers.	6,172,701	350,508	8,824	1,411,297

The number of votes cast for each option and abstaining in the fourth matter voted upon appear below.

	Every Year	Every 2 Years	Every 3 Years	Abstain
Approval, on an advisory basis, of the frequency of holding an advisory vote on executive compensation.	4,761,048	13,694	1,751,640	5,651

Our Board of Directors previously voted to set every year as the frequency for votes on executive compensation and, after the shareholder vote, the Board maintained that frequency.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 4, 2019.

HCI GROUP, INC.

BY:	/s/ James Mark Harmsworth
Name: James Mark Harmsworth Title: Chief Financial Officer

A signed original of this Form 8-K has been provided to HCI Group, Inc. and will be retained by HCI Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.